Exhibit 10.1

OMNIBUS AMENDMENT AND WAIVER

This OMNIBUS AMENDMENT AND WAIVER (this “Amendment”), dated as of October 26, 2007, is entered into by and between AMS HEALTH SCIENCES, INC., a corporation organized under the laws of Oklahoma (the “Company”), LAURUS MASTER FUND, LTD., a Cayman Islands company (“Laurus”), VALENS OFFSHORE SPV I, LTD. a Cayman Islands company (“VOFSPVI”), VALENS U.S. SPV I, LLC, a Delaware limited liability company (“VUSSPVI”), ERATO CORP., a Delaware corporation (“Erato”) and VALENS OFFSHORE SPV II, CORP., a Delaware corporation (“VOFSPVII” and together with Laurus, VOFSPVI, VUSSPVI and ERATO, the “Holders” and each, a “Holder”) for the purpose of amending and amending and restating and waiving certain terms of (i) the Secured Convertible Term Note, dated as of June 28, 2006 (as amended and restated, amended, modified and/or supplemented from time to time, the “Term Note”), issued by the Company to Laurus, and subsequently assigned in part by Laurus to each of VOFSPVI and VUSSPVI, (ii)  the Securities Purchase Agreement, dated as of June 28, 2006 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), by and between the Company and Laurus, and (iii) the Common Stock Purchase Warrant, dated June 28, 2006 (as amended and restated, amended, modified and/or supplemented from time to time, the “Warrant”), issued by the Company to Laurus, and subsequently assigned by Laurus to Erato, VOFSPVII and VUSSPVI.  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Note, the Purchase Agreement or the Warrant, as the case may be.

WHEREAS, the Company and each relevant Holder has agreed to make certain changes to the Term Note, the Purchase Agreement and the Warrant as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AMENDMENTS

1. For payments of Monthly Amounts (as defined in the Term Note) on four Amortization Dates only, commencing with the Amortization Date occurring on October 1, 2007 and ending with the Amortization Date occurring on January 1, 2008, the amount of the principal portion of the Monthly Amount due on each of such dates, shall be $15,000, rather than $83,333.33. The aggregate amount of the difference between the aggregate amount of the four principal payments payable on such Amortization Dates prior to the effectiveness of this Amendment and the aggregate amount of the principal payments payable on such Amortization Dates after giving effect to this Amendment on the Amendment Effective Date shall be referred to herein as “Aggregate Deferred Principal Payment Amount.” The Aggregate Deferred Principal Payment Amount shall be paid in full on the Maturity Date (as defined in the Term Note), together with all accrued and unpaid interest thereon and all other amounts due and payable on the Maturity Date under the Term Note, the Purchase Agreement and the other Related Agreements referred to in the Purchase Agreement.  Monthly Amount payments shall resume pursuant to the Term Note (as in effect immediately prior to the Amendment Effective Date as defined below) on February 1, 2008.

2.  Subsections (a), (b) and (c) of Section 2.3 (Optional Redemption in Cash) of the Term Note is deleted in its entirety and replaced as follows:

“2.3  Optional Redemption in Cash. The Company may prepay this Note at any time (“Optional Redemption”) by paying to the Holder a sum of money equal to one hundred twenty-three percent (123%) of the Principal Amount outstanding.”

3. The definition of Exercise Price set forth in clause (d) in the definition section of the Warrant shall be deleted in its entirety and replaced as follows:

“(a) The Exercise Price” per share applicable under this Warrant shall be $ 0.20.”

MISCELLANEOUS

4. Each Holder understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements and securities.  The Company hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within four (4) business days of the date hereof.

5. Each amendment and waiver set forth herein shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when each of the Company and each Holder shall have executed and the Company shall have delivered to the Holders its respective counterpart to this Amendment.

6. All representations and warranties made in the Purchase Agreement with respect to the Warrant or Warrant Shares shall be deemed to have been made as of the date hereof with respect to the Warrant, as modified hereby, and the shares of the Company’s Common Stock issuable to Erato, VOFSPVII and/or VUSSPVI upon exercise thereof.

7. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Term Note, the Purchase Agreement or the Warrant, and all of the other forms, terms and provisions of the Term Note, the Purchase Agreement and the Warrant shall remain in full force and effect.

8. The Company hereby represents and warrants to each Holder that after giving effect to this Amendment:  (i) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Purchase Agreement and the Related Agreements referred to therein are true, correct and complete; and (ii) on the date hereof, all of the Company’s and its Subsidiaries’ covenant requirements set forth in the Purchase Agreement and the Related Agreements referred to therein have been met.

9. From and after the Amendment Effective Date, all references to the Term Note, the Purchase Agreement and the Warrant shall be deemed to be references to the Term Note, Purchase Agreement and the Warrant as modified hereby.

10. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to be signed in its name effective as of this __ day of October 2007.

                    AMS HEALTH SCIENCES, INC.

                    By:/s/ Robin L. Jacob
                    Name:  Robin L. Jacob
                    Title:    Vice President and Chief Financial Officer

                    LAURUS MASTER FUND, LTD.
                    By: Laurus Capital Management, LLC, its investment manager

                                                    By:/s/ Scott Bluestein
                    Name: Scott Bluestein
                    Title:   Senior Managing Director

                    VALENS OFFSHORE SPV I, LTD.
                    By: Valens Capital Management, LLC, its investment manager

                    By:/s/ Scott Bluestein
                    Name: Scott Bluestein
                    Title:   Senior Managing Director

                    VALENS U.S. SPV I, LLC
                    By: Valens Capital Management, LLC, its investment manager

                    By:/s/ Scott Bluestein
                    Name: Scott Bluestein
                    Title:   Senior Managing Director

                    ERATO CORP.
                    By: Laurus Capital Management, LLC, its investment manager

                    By:/s/ Scott Bluestein
                    Name: Scott Bluestein
                    Title:   Senior Managing Director

                    VALENS OFFSHORE SPV II, CORP.
                    By: Valens Capital Management, LLC, its investment manager

                    By:/s/ Scott Bluestein
                    Name: Scott Bluestein
                    Title:   Senior Managing Director